                               PROMISSORY NOTE



$250,000                                                      October 29, 1997


         FOR VALUE RECEIVED, the undersigned, Abraham L. Morris (the "Borrower"), hereby promises to pay to Teligent, L.L.C., a Delaware limited liability company (the "Company"), the principal sum (the "Principal Sum") of Two Hundred Fifty Thousand Dollars ($250,000) in lawful money of the United States of America. The Borrower also agrees to pay interest (computed on the basis of a 365 or 366 day year, as the case may be) on any unpaid amount of the Principal Sum, from and after the date of this Promissory Note set forth above (the "Effective Date") until the entire Principal Sum has been paid in full, at a rate equal to 5.76% per annum; provided that in no event shall such interest be charged to the extent it would violate any applicable usury law. Payment of the Principal Sum of, and accrued interest on, this Promissory Note shall not be secured. Borrower shall be personally liable for the Principal Sum and the accrued interest thereon, calculated in accordance with this Promissory Note.

         This Promissory Note is subject to the following further terms and conditions:

         1. Payment Upon Maturity. The Principal Sum and all accrued interest thereon will become due and payable on April 10, 1999 (the "Maturity Date"). If the Maturity Date is a Saturday, Sunday or legal holiday, then such payment shall be made on the next succeeding business day.

         2. Payment and Prepayment. All payments and prepayments of the Principal Sum of, and the accrued interest on, this Promissory Note shall be made to the Company or its order, in lawful money of the United States of America at the principal offices of the Company (or at such other place as the Company shall notify the Borrower in writing). The Borrower may, at his option, prepay this Promissory Note in whole or in part at any time from time to time without penalty or premium. Any prepayments of any portion of the Principal Sum of this Promissory Note shall be accompanied by payment of all interest accrued but unpaid hereunder. Upon full and final payment, or forgiveness, of the Principal Sum of, and interest accrued on, this Promissory Note, it shall be cancelled by the Company and surrendered to the Borrower.

         3. Loan Forgiveness; Acceleration. Upon any termination of the Borrower's employment for Cause (as defined in that letter agreement dated April 10, 1997 (the "Letter Agreement") between the Company and the Borrower) prior to the Maturity Date, the entire outstanding principal balance of such loans and all accrued interest thereon shall become due and payable immediately. Upon the earlier to occur of the Maturity Date (if, and only if, the Borrower shall be employed by the Company on such date), any termination by the Company of the Borrower's employment prior to the Maturity Date (other than for Cause), a change in control of the Company (as defined in the Letter Agreement), a voluntary termination of Borrower's employment solely if arising from a diminution in title or responsibilities or because of a material breach of the Letter Agreement by the Company, or by reason of the Executive's disability (determined at the sole discretion of the Board of Directors of the Company) or death, the entire outstanding principal balance of such loans and the accrued interest thereon shall automatically be forgiven. If the Borrower's employment is terminated by the Borrower prior to the Maturity Date (other than by reason of his death or disability), forgiveness of outstanding principal and accrued interest of such loans shall not occur, and the remaining principal and accrued interest of such loans shall immediately become due and payable. Upon any such acceleration, the entire outstanding Principal Sum, and any accrued and unpaid interest thereon, shall become immediately due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived.

         3. Notice. For the purposes of this Promissory Note, notices, demands and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered in person or (unless otherwise specified) five business days after being mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Borrower:

                  Abraham L. Morris


                  If to the Company:

                  Teligent, L.L.C.
                  8065 Leesburg Pike
                  Vienna, VA  22182
                  Attn:  Alex J. Mandl, Chairman and CEO
or to such other address as any party (or such party's successor or assign) may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         6.  Miscellaneous.

             (a) No delay or failure by the Company or the legal holder of this Promissory Note in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the legal holder hereof of any right or remedy shall preclude other or future exercise thereof, or the exercise of any other right or remedy.

             (b) The headings contained in this Promissory Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.


             (c) No provisions hereof shall confer upon the Borrower the right to continue in the employment of the Company, any of its subsidiaries or any of their respective successors or affect any rights which the Company or any of such subsidiaries or successors may have to terminate the employment of the Borrower.

             (d) The provisions of this Promissory Note shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

             (e) This Promissory Note may be not be assigned or transferred.

             IN WITNESS WHEREOF, this Promissory Note has been duly executed and delivered to the Company by the Borrower on the date first above written.

                                                  /s/ Abraham L. Morris
                                                  ---------------------
                                                    Abraham L. Morris

                           PROMISSORY NOTE

$250,000                                                       October 29, 1997

         FOR VALUE RECEIVED, the undersigned, Abraham L. Morris (the "Borrower"), hereby promises to pay to Teligent, L.L.C., a Delaware limited liability company (the "Company"), the principal sum (the "Principal Sum") of Two Hundred Fifty Thousand Dollars ($250,000) in lawful money of the United States of America. The Borrower also agrees to pay interest (computed on the basis of a 365 or 366 day year, as the case may be) on any unpaid amount of the Principal Sum, from and after the date of this Promissory Note set forth above (the "Effective Date") until the entire Principal Sum has been paid in full, at a rate equal to 5.76% per annum; provided that in no event shall such interest be charged to the extent it would violate any applicable usury law. Payment of the Principal Sum of, and accrued interest on, this Promissory Note shall not be secured. Borrower shall be personally liable for the Principal Sum and the accrued interest thereon, calculated in accordance with this Promissory Note.

         This Promissory Note is subject to the following further terms and conditions:

         1. Payment Upon Maturity. The Principal Sum and all accrued interest thereon will become due and payable on April 10, 2000 (the "Maturity Date"). If the Maturity Date is a Saturday, Sunday or legal holiday, then such payment shall be made on the next succeeding business day.

         2. Payment and Prepayment. All payments and prepayments of the Principal Sum of, and the accrued interest on, this Promissory Note shall be made to the Company or its order, in lawful money of the United

States of America at the principal offices of the Company (or at such other place as the Company shall notify the Borrower in writing). The Borrower may, at his option, prepay this Promissory Note in whole or in part at any time from time to time without penalty or premium. Any prepayments of any portion of the Principal Sum of this Promissory Note shall be accompanied by payment of all interest accrued but unpaid hereunder. Upon full and final payment, or forgiveness, of the Principal Sum of, and interest accrued on, this Promissory Note, it shall be cancelled by the Company and surrendered to the Borrower.

         3. Loan Forgiveness; Acceleration. Upon any termination of the Borrower's employment for Cause (as defined in that letter agreement dated April 10, 1997 (the "Letter Agreement") between the Company and the Borrower) prior to the Maturity Date, the entire outstanding principal balance of such loans and all accrued interest thereon shall become due and payable immediately. Upon the earlier to occur of the Maturity Date (if, and only if, the Borrower shall be employed by the Company on such date), any termination by the Company of the Borrower's employment prior to the Maturity Date (other than for Cause), a change in control of the Company (as defined in the Letter Agreement), a voluntary termination of Borrower's employment solely if arising from a diminution in title or responsibilities or because of a material breach of the Letter Agreement by the Company, or by reason of the Executive's disability (determined at the sole discretion of the Board of Directors of the Company) or death, the entire outstanding principal balance of such loans and the accrued interest thereon shall automatically be forgiven. If the Borrower's employment is terminated by the Borrower prior to the Maturity Date (other than by reason of his death or disability), forgiveness of outstanding principal and accrued interest of such loans shall not occur, and the remaining principal and accrued interest of such loans shall immediately become due and payable. Upon any such acceleration, the entire outstanding Principal Sum, and any accrued and unpaid interest thereon, shall become immediately due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived.

         3. Notice. For the purposes of this Promissory Note, notices, demands and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered in person or (unless otherwise specified) five business days after being mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Borrower:

                  Abraham L. Morris


                  If to the Company:

                  Teligent, L.L.C.
                  8065 Leesburg Pike

                  Vienna, VA  22182
                  Attn:  Alex J. Mandl, Chairman and CEO

or to such other address as any party (or such party's successor or assign) may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         6.  Miscellaneous.

             (a) No delay or failure by the Company or the legal holder of this Promissory Note in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the legal holder hereof of any right or remedy shall preclude other or future exercise thereof, or the exercise of any other right or remedy.

             (b) The headings contained in this Promissory Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.

             (c) No provisions hereof shall confer upon the Borrower the right to continue in the employment of the Company, any of its subsidiaries or any of their respective successors or affect any rights which the Company or any of such subsidiaries or successors may have to terminate the employment of the Borrower.

             (d) The provisions of this Promissory Note shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

             (e) This Promissory Note may be not be assigned or transferred.

             IN WITNESS WHEREOF, this Promissory Note has been duly executed and delivered to the Company by the Borrower on the date first above written.

                                                        /s/ Abraham L. Morris
                                                        ---------------------
                                                          Abraham L. Morris

                           PROMISSORY NOTE

$500,000                                                      October 29, 1997

         FOR VALUE RECEIVED, the undersigned, Abraham L. Morris (the "Borrower"), hereby promises to pay to Teligent, L.L.C., a Delaware limited liability company (the "Company"), the principal sum (the "Principal Sum") of Five Hundred Thousand Dollars ($500,000) in lawful money of the United States of America. The Borrower also agrees to pay interest (computed on the basis of a 365 or 366 day year, as the case may be) on any unpaid amount of the Principal

Sum, from and after the date of this Promissory Note set forth above (the "Effective Date") until the entire Principal Sum has been paid in full, at a rate equal to 5.76% per annum; provided that in no event shall such interest be charged to the extent it would violate any applicable usury law. Payment of the Principal Sum of, and accrued interest on, this Promissory Note shall not be secured. Borrower shall be personally liable for the Principal Sum and the accrued interest thereon, calculated in accordance with this Promissory Note.

         This Promissory Note is subject to the following further terms and conditions:

         1. Payment Upon Maturity. The Principal Sum and all accrued interest thereon will become due and payable on January 10, 1998 (the "Maturity Date"). If the Maturity Date is a Saturday, Sunday or legal holiday, then such payment shall be made on the next succeeding business day.

         2. Payment and Prepayment. All payments and prepayments of the Principal Sum of, and the accrued interest on, this Promissory Note shall be made to the Company or its order, in lawful money of the United States of America at the principal offices of the Company (or at such other place as the Company shall notify the Borrower in writing). The Borrower may, at his option, prepay this Promissory Note in whole or in part at any time from time to time without penalty or premium. Any prepayments of any portion of the Principal
Sum of this Promissory Note shall be accompanied by payment of all interest accrued but unpaid hereunder. Upon full and final payment, or forgiveness, of the Principal Sum of, and interest accrued on, this Promissory Note, it shall be cancelled by the Company and surrendered to the Borrower.

         3. Loan Forgiveness; Acceleration. Upon any termination of the Borrower's employment for Cause (as defined in that letter agreement dated April 10, 1997 (the "Letter Agreement") between the Company and the Borrower) prior to the Maturity Date, the entire outstanding principal balance of such loans and all accrued interest thereon shall become due and payable immediately. Upon the earlier to occur of the Maturity Date (if, and only if, the Borrower shall be employed by the Company on such date), any termination by the Company of the Borrower's employment prior to the Maturity Date (other than for Cause), a change in control of the Company (as defined in the Letter Agreement), a voluntary termination of Borrower's employment solely if arising from a diminution in title or responsibilities or because of a material breach of the Letter Agreement by the Company, or by reason of the Executive's disability (determined at the sole discretion of the Board of Directors of the Company) or death, the entire outstanding principal balance of such loans and the accrued interest thereon shall automatically be forgiven. If the Borrower's employment is terminated by the Borrower prior to the Maturity Date (other than by reason of his death or disability), forgiveness of outstanding principal and accrued interest of such loans shall not occur, and the remaining principal and accrued interest of such loans shall immediately become due and payable. Upon any such acceleration, the entire outstanding Principal Sum, and any accrued and unpaid interest thereon, shall become immediately due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived.

         3. Notice. For the purposes of this Promissory Note, notices, demands and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered in person or (unless otherwise specified) five business days after being mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Borrower:

                  Abraham L. Morris


                  If to the Company:

                  Teligent, L.L.C.
                  8065 Leesburg Pike
                  Vienna, VA  22182
                  Attn:  Alex J. Mandl, Chairman and CEO

or to such other address as any party (or such party's successor or assign) may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         6. Miscellaneous.

            (a) No delay or failure by the Company or the legal holder of this Promissory Note in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the legal holder hereof of any right or remedy shall preclude other or future exercise thereof, or the exercise of any other right or remedy.

            (b) The headings contained in this Promissory Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.

            (c) No provisions hereof shall confer upon the Borrower the right to continue in the employment of the Company, any of its subsidiaries or any of their respective successors or affect any rights which the Company or any of such subsidiaries or successors may have to terminate the employment of the Borrower.

            (d) The provisions of this Promissory Note shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

            (e) This Promissory Note may be not be assigned or transferred.

            IN WITNESS WHEREOF, this Promissory Note has been duly executed and delivered to the Company by the Borrower on the date first above written.

                                                  /s/ Abraham L. Morris
                                                  ---------------------
                                                    Abraham L. Morris